(LOSS) / INCOME PER SHARE (Tables)	12 Months Ended
Dec. 31, 2019
(LOSS) / INCOME PER SHARE
Schedule of computation of basic and diluted net (loss)/income per ordinary share

	Year ended December 31,
	2017	2018	2019

Numerator:
Net (loss) / income attributable to ordinary shareholders of LightInTheBox Holding Co., Ltd.	$(9,548)	$(59,602)	$999
Net : Change in fair value of convertible promissory notes	—	—	14,591
Denominator:
Weighted average number of shares used in calculating net (loss) / income per ordinary share —basic	$137,641,562	$134,495,549	$137,588,401
Weighted average number of shares used in calculating net loss per ordinary share —diluted	$137,641,562	$134,495,549	$223,517,833
Net (loss) / income per ordinary share- basic	$(0.07)	$(0.44)	$0.01
Net loss per ordinary share- diluted	$(0.07)	$(0.44)	$(0.06)